EXHIBIT 10.34

AMENDMENT NO. 9

to

RECEIVABLES PURCHASE AGREEMENT

Dated as of February 19, 2008

THIS AMENDMENT NO. 9 (this “Amendment”) is entered into as of February 19, 2008 by and among Jabil Circuit Financial II, Inc., a Delaware corporation (the “Seller”), Jabil Circuit, Inc., a Delaware corporation (the “Servicer”), Falcon Asset Securitization Company LLC (“Falcon”), the financial institutions party hereto (the “Financial Institutions”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Seller, the Servicer, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of February 25, 2004 (as amended prior to the date hereof and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “RPA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

B. The Seller, the Servicer, Falcon, the Financial Institutions and the Agent have agreed to amend the RPA on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, Exhibit I to the RPA is hereby amended to delete the definition of “Liquidity Termination Date” contained therein in its entirety and replace it with the following:

“Liquidity Termination Date” means March 21, 2008.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon the latest to occur of (i) the date hereof and (ii) receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

Section 3. Covenants, Representations and Warranties of the Seller and the Servicer.

(a) Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the RPA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

(b) Each of the Seller and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

Section 4. Fees, Costs, Expenses and Taxes. Without limiting the rights of the Agent and the Purchasers set forth in the RPA and the other Transaction Documents, the Seller agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent and the Purchasers incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith and with respect to advising the Agent and the Purchasers as to their rights and responsibilities hereunder and thereunder.

Section 5. Reference to and Effect on the RPA.

(a) Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

(b) Except as specifically amended hereby, the RPA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the RPA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

JABIL CIRCUIT FINANCIAL II, INC., as Seller

By:	/s/ STEPHEN KERR
Name:	Stephen Kerr
Title:	Vice President and Secretary

JABIL CIRCUIT, INC., as Servicer

By:	/s/ SERGIO CADAVID
Name:	Sergio A. Cadavid
Title:	Treasurer

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., as its attorney-in-fact

By:	/s/ MAUREEN E. MARCON
Name:	Maureen E. Marcon
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, N.A. (Main Office Chicago)), as a Financial Institution and as Agent

By:	/s/ MAUREEN E. MARCON
Name:	Maureen E. Marcon
Title:	Vice President